MERRILL LYNCH SERIES FUND, INC.


                     Merrill Lynch Global Strategy Portfolio
                Merrill Lynch Long Term Corporate Bond Portfolio
                    Merrill Lynch Multiple Strategy Portfolio


                       Supplement dated February 21, 2001
                        to Prospectus dated April 4, 2000

         THE  FOLLOWING   INFORMATION   SUPERSEDES  AND  REPLACES  ANY  CONTRARY
INFORMATION   CONTAINED  IN  THE  MERRILL  LYNCH  GLOBAL  STRATEGY   PORTFOLIO'S
PROSPECTUS UNDER THE CAPTIONS "KEY FACTS" AND "DETAILS ABOUT THE PORTFOLIO":

         The Board of Directors has approved certain changes to the management policies of the Global Strategy Portfolio. These changes are summarized below and will be implemented immediately.

         The Portfolio may invest up to 35% of its total assets in "junk" bonds, corporate loans and "distressed securities". Junk bonds are bonds that are rated below investment grade by the nationally recognized statistical rating organizations or bonds that are not rated but which Portfolio management considers to be of comparable credit quality. Corporate loans are direct obligations of U.S. or foreign corporations that are purchased by the Portfolio in the secondary market. Distressed securities are securities that are in default on payments of interest or principal at the time the Portfolio buys the securities or are issued by a bankrupt entity. These securities offer the possibility of relatively higher returns but are significantly riskier than higher rated debt securities. Portfolio management will invest in these securities only when it believes that they will provide an attractive total return, relative to their risk, as compared to higher quality debt securities.

         The Portfolio may invest a portion of its assets in securities of precious metals and securities that are secured by real estate or issued by companies that invest or deal in real estate, including real estate investment trusts. Securities of precious metals historically have been very volatile. The high volatility of precious metal prices may adversely affect the financial condition of companies involved with precious metals. The main risk of real estate related securities is that the value of the real estate may go down. The availability of mortgages and changes in interest rates may affect real estate values.

         The Portfolio may invest a portion of its assets in swap agreements, warrants and standby commitments. Swap agreements involve the risk that the party with whom the Portfolio has entered into the swap will default on its obligation to pay the Portfolio.

         The Portfolio may engage in short sales "against the box," in which the Portfolio enters into a short sale of a security it owns or could own by immediately converting a convertible security its owns.

         The Portfolio may invest up to 15% of its assets in illiquid securities that it cannot easily resell within seven days at current value or that have contractual or legal restrictions on resale.

         The Portfolio may borrow money from banks in amounts up to 33-1/3% of its total assets (including the amount borrowed). The Portfolio will not purchase securities while borrowings in excess of 5% of its total assets are outstanding. Borrowing may exaggerate changes in the net asset value of Portfolio shares and in the return on the Portfolio's investments.


                                   * * * * * *

         THE  FOLLOWING   INFORMATION   SUPERSEDES  AND  REPLACES  ANY  CONTRARY
INFORMATION CONTAINED IN THE MERRILL LYNCH LONG TERM CORPORATE BOND PORTFOLIO'S PROSPECTUS UNDER THE CAPTIONS "KEY FACTS" AND "DETAILS ABOUT THE PORTFOLIO":

         The Board of Directors has approved certain changes to the management policies of the Long Term Corporate Bond Portfolio. These changes are summarized below and will be implemented immediately.

         The Long Term Corporate Bond Portfolio has changed its name to the Core Bond Strategy Portfolio. Under normal circumstances, the Portfolio will invest at least 65% of its assets in fixed income securities of any kind rated investment grade by at least one nationally recognized statistical rating organization ("NRSRO").

         The Portfolio may invest up to 35% of its assets in fixed income securities rated below investment grade by the NRSROs or in unrated securities which Portfolio management considers to be of comparable credit quality ("junk bonds"). Although junk bonds generally have higher yields than fixed income securities with higher credit ratings, they are high risk investments that may not pay interest or return principal as scheduled. Junk bonds generally are less liquid and experience more price volatility than higher rated fixed income securities.

         The Portfolio may engage in transactions in certain derivatives, such as financial futures contracts, options and swaps for hedging purposes or to enhance income. Derivatives allow the Portfolio to increase or decrease its risk exposure more quickly and efficiently than other types of instruments. Derivatives may be volatile and involve significant risk, including credit, leverage and liquidity risks.

         The Portfolio may invest up to 15% of its assets in illiquid securities that it cannot easily resell within seven days at current value or that have contractual or legal restrictions on resale.

         The Portfolio may borrow money from banks in amounts up to 33-1/3% of its total assets (including the amount borrowed). The Portfolio will not purchase securities while borrowings in excess of 5% of its total assets are outstanding. Borrowing may exaggerate changes in the net asset value of Portfolio shares and in the return on the Portfolio's investments.


                                   * * * * * *

         THE  FOLLOWING   INFORMATION   SUPERSEDES  AND  REPLACES  ANY  CONTRARY
INFORMATION CONTAINED IN THE MERRILL LYNCH MULTIPLE STRATEGY PORTFOLIO'S PROSPECTUS UNDER THE CAPTIONS "KEY FACTS" AND "DETAILS ABOUT THE PORTFOLIO":

         The Board of Directors has approved certain changes to the management policies of the Multiple Strategy Portfolio. These changes are summarized below and will be implemented immediately.

         The Portfolio will, under normal circumstances, invest a majority of its assets in common stocks of large companies. The Portfolio also will invest at least 25% of its net assets in senior fixed income securities.

         The Portfolio may invest up to 35% of its assets in fixed income securities rated below investment grade by the nationally recognized statistical rating organizations or in unrated securities which Portfolio management considers to be of comparable credit quality ("junk bonds"). Although junk bonds generally have higher yields than fixed income securities with higher credit ratings, they are high risk investments that may not pay interest or return principal as scheduled. Junk bonds generally are less liquid and experience more price volatility than higher rated fixed income securities.

         The Portfolio also may invest up to 35% of its assets in mortgage-backed securities. Mortgage-backed securities involve special risks, including prepayment risk and extension risk, and may be more volatile than other fixed income securities of similar maturities.

          The Portfolio may invest up to 15% of its assets in illiquid securities that it cannot easily resell within seven days at current value or that have contractual or legal restrictions on resale.

         The Portfolio may borrow money from banks in amounts up to 33-1/3% of its total assets (including the amount borrowed). The Portfolio will not purchase securities while borrowings in excess of 5% of its total assets are outstanding. Borrowing may exaggerate changes in the net asset value of Portfolio shares and in the return on the Portfolio's investments.